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                                                                    EXHIBIT 99.1


                          CONSENT OF DIRECTOR NOMINEE


I hereby consent to being named as a nominee to the Board of Directors of Delphi Automotive Systems Corporation, a Delaware corporation, in its Registration Statement on Form S-1, and any and all amendments or supplements thereto, to be filed with the U.S. Securities and Exchange Commission.






November 9, 1998                                /s/ Virgis W. Colbert
                                                ---------------------------
                                                SIGNATURE


                                                VIRGIS W. COLBERT
                                                ---------------------------
                                                TYPE OR PRINT NAME